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                                                                EXHIBIT 10.23.4


THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.



                                  TELECT, INC.
                             STOCK OPTION AGREEMENT
                            (Immediately Exercisable)

        Telect, Inc. has granted to the individual (the "OPTIONEE") named in the Notice of Grant of Stock Option (the "NOTICE") to which this Stock Option Agreement (the "OPTION AGREEMENT") is attached an option (the "OPTION") to purchase certain shares of Stock upon the terms and conditions set forth in the Notice and this Option Agreement. The Option has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Telect 2000 Equity Incentive Plan (the "PLAN"), as amended to the Date of Option Grant, the provisions of which are incorporated herein by reference. By signing the Notice, the Optionee: (a) represents that the Optionee has received copies of, and has read and is familiar with the terms and conditions of, the Notice, the Plan and this Option Agreement, (b) accepts the Option subject to all of the terms and conditions of the Notice, the Plan and this Option Agreement, and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Notice, the Plan or this Option Agreement.

        1. DEFINITIONS AND CONSTRUCTION.

           1.1 DEFINITIONS. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Notice or the Plan.

           1.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

        2. TAX CONSEQUENCES.

           2.1 TAX STATUS OF OPTION. This Option is intended to have the tax status designated in the Notice.

               (a) INCENTIVE STOCK OPTION. If the Notice so designates, this Option is intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. (NOTE TO
OPTIONEE: If the



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Option is exercised more than three (3) months after the date on which you cease to be an Employee (other than by reason of your death or permanent and total disability as defined in Section 22(e)(3) of the Code), the Option will be treated as a Nonstatutory Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code.)

               (b) NONSTATUTORY STOCK OPTION. If the Notice so designates, this Option is intended to be a Nonstatutory Stock Option and shall not be treated as an Incentive Stock Option within the meaning of Section 422(b) of the Code.

           2.2 ISO FAIR MARKET VALUE LIMITATION. If the Notice designates this Option as an Incentive Stock Option, then to the extent that the Option (together with all Incentive Stock Options granted to the Optionee under all stock option plans of the Participating Company Group, including the Plan) becomes exercisable for the first time during any calendar year for shares having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount will be treated as Nonstatutory Stock Options. For purposes of this Section 2.2, options designated as Incentive Stock Options are taken into account in the order in which they were granted, and the Fair Market Value of stock is determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 2.2, such different limitation shall be deemed incorporated herein effective as of the date required or permitted by such amendment to the Code. If the Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 2.2, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option. (NOTE TO OPTIONEE: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other Incentive Stock Options you hold (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than $100,000, you should contact the Vice President of Finance and Information Technology of the Company to ascertain whether the entire Option qualifies as an Incentive Stock Option.)

           2.3 ELECTION UNDER SECTION 83(B) OF THE CODE. If the Optionee exercises this Option to purchase shares of Stock that are both nontransferable and subject to a substantial risk of forfeiture, the Optionee understands that the Optionee should consult with the Optionee's tax advisor regarding the advisability of filing with the Internal Revenue Service an election under
Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date on which the Optionee exercises the Option. Shares acquired upon exercise of the Option are nontransferable and subject to a substantial risk of forfeiture if, for example, (a) they are unvested and are subject to a right of the Company to repurchase such shares at the Optionee's original purchase price if the Optionee's Service terminates, (b) the Optionee is an Insider and, under certain circumstances, exercises the Option within six (6) months of the Date of Option Grant (if a class of equity security of the Company is registered under Section 12 of the Exchange Act), or (c) the Optionee is subject to a restriction on transfer to comply with "Pooling-of-Interests Accounting" rules. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to the Optionee. The Optionee acknowledges that the Optionee has been advised to consult with a tax advisor prior to the



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exercise of the Option regarding the tax consequences to the Optionee of the exercise of the Option. AN ELECTION UNDER SECTION 83(b) MUST BE FILED WITHIN 30 DAYS AFTER THE DATE ON WHICH THE OPTIONEE PURCHASES SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. THE OPTIONEE ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE OPTIONEE'S SOLE RESPONSIBILITY, EVEN IF THE OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.

        3. ADMINISTRATION.

        All questions of interpretation concerning this Option Agreement shall be determined by the Committee. All determinations by the Committee shall be final and binding upon all persons having an interest in the Option. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.

        4. EXERCISE OF THE OPTION.

           4.1 RIGHT TO EXERCISE.

                  (a) IN GENERAL. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the number of Option Shares less (a) the number of shares previously acquired upon exercise of the Option, and (b) the number of shares for which the Option has been canceled pursuant to the Company's exercise of the Option Redemption Right set forth in Section 14.2(b), subject to the Optionee's agreement that any shares purchased upon exercise are subject to the Company's Unvested Share Repurchase Option, Vested Share Repurchase Option, and Right of First Refusal.

                  (b) ISO EXERCISE LIMITATION. If this Option is designated as an Incentive Stock Option in the Notice, then notwithstanding the provisions of
Section 4.1(a) and except as provided in Section 4.1(c), the aggregate Fair Market Value of the shares of Stock with respect to which the Optionee may exercise the Option for the first time during any calendar year, when added to the aggregate Fair Market Value of the shares subject to any other options designated as Incentive Stock Options granted to the Optionee under all stock option plans of the Participating Company Group prior to the Date of Option Grant with respect to which such options are exercisable for the first time during the same calendar year, shall not exceed One Hundred Thousand Dollars ($100,000). For purposes of the preceding sentence, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of shares of stock shall be determined as of the time the option with respect to such shares is granted. Such limitation on exercise shall be referred to in this Option Agreement as the "ISO EXERCISE LIMITATION." If Section 422 of the Code is amended to provide for a different limitation from that set forth in this Section 4.1(b), the ISO Exercise Limitation shall be deemed amended effective as of the date required or permitted by such amendment to the Code. The ISO Exercise Limitation shall terminate upon the earlier of (i) the Optionee's termination of Service, (ii) the day immediately prior to the effective date of a



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Change in Control in which the Option is not assumed or substituted for by the
Acquiring Corporation as provided in Section 8, or (iii) the day ten (10) days prior to the Option Expiration Date. Upon such termination of the ISO Exercise Limitation, the Option shall be deemed a Nonstatutory Stock Option to the extent of the number of shares subject to the Option which would otherwise exceed the ISO Exercise Limitation.

                  (c) EXCEPTION TO ISO EXERCISE LIMITATION. Notwithstanding any other provision of this Option Agreement, if compliance with the ISO Exercise Limitation as set forth in Section 4.1(b) will result in the exercisability of any Vested Shares being delayed more than thirty (30) days beyond the date such shares become Vested Shares (the "VESTING DATE"), the Option shall be deemed to be two (2) options. The first option shall be for the maximum portion of the Number of Option Shares that can comply with the ISO Exercise Limitation without causing the Option to be unexercisable in the aggregate as to Vested Shares on the Vesting Date for such shares. The second option, which shall not be treated as an Incentive Stock Option as described in section 422(b) of the Code, shall be for the balance of the Number of Option Shares; that is, those such shares which, on the respective Vesting Date for such shares, would be unexercisable if included in the first option and thereby made subject to the ISO Exercise Limitation. Shares treated as subject to the second option shall be exercisable on the same terms and at the same time as set forth in this Option Agreement; provided, however, that (i) Section 4.1(b) shall not apply to the second option and (ii) each such share shall become a Vested Share on the Vesting Date such share must first be allocated to the second option pursuant to the preceding sentence. Unless the Optionee specifically elects to the contrary in the Optionee's written notice of exercise, the first option shall be deemed to be exercised first to the maximum possible extent and then the second option shall be deemed to be exercised.

           4.2 METHOD OF EXERCISE.

                  (a) IF COMPANY IS AN S CORPORATION. If, at the time of the Optionee's proposed exercise of the Option, the Company is an S Corporation within the meaning of Section 1361 of the Code (an "S Corporation"), the Option may be exercised only in compliance with the requirements of Section 14 below. The Optionee should contact the Vice President of Finance and Information Technology of the Company to ascertain whether the Company is an S Corporation.

                  (b) IF COMPANY IS NOT AN S CORPORATION. If, at the time of the Optionee's proposed exercise of the Option, the Company is not an S Corporation, exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Vice President of Finance and Information Technology of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed



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to be exercised upon receipt by the Company of such written notice and the aggregate exercise price.

           4.3 PAYMENT OF EXERCISE PRICE.

               (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent; (ii) by tender to the Company, or attestation to the ownership, of whole shares of Stock owned by the Optionee having a Fair Market Value not less than the aggregate Exercise Price; (iii) by means of a Cashless Exercise, as defined in Section 4.3(b); (iv) provided the Optionee is an Employee (unless otherwise not prohibited by law, including, without limitation, any regulation promulgated by the Board of Governors of the Federal Reserve System) and in the Company's sole discretion at the time the Option is exercised, by delivery of the Optionee's promissory note in a form approved by the Company for the aggregate Exercise Price, provided that, if the Company is incorporated in the State of Delaware, the Optionee shall pay in cash that portion of the aggregate Exercise Price not less than the par value of the shares being acquired, or (v) by any combination of the foregoing.

               (b) LIMITATIONS ON FORMS OF CONSIDERATION.

                   (i) TENDER OF STOCK. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

                   (ii) CASHLESS EXERCISE. A "CASHLESS EXERCISE" means the delivery of a properly executed notice together with irrevocable instructions to a broker in a form acceptable to the Company providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

                   (iii) PAYMENT BY PROMISSORY NOTE. No promissory note shall be permitted if an exercise of the Option using a promissory note would be a violation of any law. The promissory note permitted in clause (iv) of Section 4.3(a) shall be a full recourse note in a form satisfactory to the Company, with principal payable five (5) years after the date the Option is exercised. Interest on the principal balance of the promissory note shall be payable in annual installments at the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. Such recourse promissory note shall be secured by the shares of



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Stock acquired pursuant to the then current form of security agreement as approved by the Company. At any time the Company is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations. Except as the Company in its sole discretion shall determine, the Optionee shall pay the unpaid principal balance of the promissory note and any accrued interest thereon upon termination of the Optionee's Service with the Participating Company Group for any reason, with or without cause.

           4.4 TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or
(iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to this Option Agreement until the tax withholding obligations of the Participating Company Group have been satisfied by the Optionee.

           4.5 CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

           4.6 RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel



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to be necessary to the lawful issuance and sale of any shares subject to the
Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

           4.7 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

        5. NONTRANSFERABILITY OF THE OPTION.

        The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

        6. TERMINATION OF THE OPTION.

        The Option shall terminate and may no longer be exercised after the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in
Section 8.

        7. EFFECT OF TERMINATION OF SERVICE.

           7.1 OPTION EXERCISABILITY.

               (a) DISABILITY. If the Optionee's Service terminates because of the Disability (as defined below) of the Optionee, the Option shall become fully vested and exercisable on the date on which the Optionee's Service terminated and may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of six (6) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. "Disability" shall mean the total and permanent disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

               (b) DEATH. If the Optionee's Service terminates because of the death of the Optionee, the Option shall become fully vested and exercisable on the date on which the Optionee's Service terminated and may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of six (6) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within one (1) months after the Optionee's termination of Service.



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               (c) TERMINATION AFTER CHANGE IN CONTROL. If the Optionee's
Service ceases as a result of Termination After Change in Control (as defined below), (i) the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of six (6) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date, and (ii) the Option shall become immediately vested and exercisable in full and the Vested Ratio shall be deemed to be 1/1 as of the date on which the Optionee's Service terminated. Notwithstanding the foregoing, if the Company and the other party to the transaction constituting a Change in Control agree to treat such transaction as a "pooling-of-interests" for accounting purposes and it is determined that the provisions or operation of this Section 7.1(c) would preclude treatment of such transaction as a "pooling-of-interests" and provided further that in the absence of the preceding sentence such transaction would be treated as a "pooling-of-interests," then this Section 7.1(c) shall be without force or effect, and the vesting and exercisability of the Option shall be determined under any other applicable provision of the Option Agreement.

               (d) TERMINATION FOR CAUSE. Notwithstanding any other provision of this Option Agreement, if the Optionee's Service is terminated for Cause, the Option shall terminate and cease to be exercisable on the effective date of such termination of Service. Unless otherwise defined in a contract of employment or service between the Optionee and a Participating Company, for purposes of this Option Agreement "Cause" shall have the meaning given such term in Section 7.6
(b).

               (e) OTHER TERMINATION OF SERVICE. If the Optionee's Service terminates for any reason, except Disability, death, Termination After Change in Control or Cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of one (1) month (or such other longer period of time as determined by the Committee, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

           7.2 ADDITIONAL LIMITATIONS ON OPTION EXERCISE. Notwithstanding the provisions of Section 7.1, the Option may not be exercised after the Optionee's termination of Service to the extent that the shares to be acquired upon exercise of the Option would be subject to the Unvested Share Repurchase Option as provided in Section 11.

           7.3 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

           7.4 EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section
7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be



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subject to such suit, (ii) the one hundred and ninetieth (190th) day after the
Optionee's termination of Service, or (iii) the Option Expiration Date.

           7.5 EXTENSION IF EXERCISE PREVENTED BY LAW OR OPERATION OF SECTION
14.2. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6 or Section 14.2, the Option shall remain exercisable until three
(3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

           7.6 CERTAIN DEFINITIONS.

               (a) "TERMINATION AFTER CHANGE IN CONTROL" shall mean either of the following events occurring within twelve (12) months after a Change in
Control:

                   (i) termination by the Participating Company Group of the Optionee's Service with the Participating Company Group for any reason other than for Cause (as defined below); or

                   (ii) the Optionee's resignation for Good Reason (as defined below) from all capacities in which the Optionee is then rendering Service to the Participating Company Group within a reasonable period of time following the event constituting Good Reason.

        Notwithstanding any provision herein to the contrary, Termination After Change in Control shall not include any termination of the Optionee's Service with the Participating Company Group which (1) is for Cause (as defined below);
(2) is a result of the Optionee's death or disability; (3) is a result of the Optionee's voluntary termination of Service other than for Good Reason; or (4) occurs prior to the effectiveness of a Change in Control.

               (b) "CAUSE" shall mean any of the following: (i) the Optionee's theft, dishonesty, or falsification of any Participating Company documents or records; (ii) the Optionee's improper use or disclosure of a Participating Company's confidential or proprietary information; (iii) any action by the Optionee which has a detrimental effect on a Participating Company's reputation or business; (iv) the Optionee's failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (v) any material breach by the Optionee of any employment agreement between the Optionee and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vi) the Optionee's conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Optionee's ability to perform his or her duties with a Participating Company.

               (c) "GOOD REASON" shall mean any one or more of the following:

                   (i) without the Optionee's express written consent, the assignment to the Optionee of any duties, or any limitation of the Optionee's responsibilities, substantially inconsistent with the Optionee's positions, duties, responsibilities and status with the Participating Company Group immediately prior to the date of the Change in Control;



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                   (ii) without the Optionee's express written consent, the
relocation of the principal place of the Optionee's Service to a location that is more than fifty (50) miles from the Optionee's principal place of Service immediately prior to the date of the Change in Control, or the imposition of travel requirements substantially more demanding of the Optionee than such travel requirements existing immediately prior to the date of the Change in Control;

                   (iii) any failure by the Participating Company Group to pay, or any material reduction by the Participating Company Group of, (1) the Optionee's base salary in effect immediately prior to the date of the Change in Control (unless reductions comparable in amount and duration are concurrently made for all other employees of the Participating Company Group with responsibilities, organizational level and title comparable to the Optionee's), or (2) the Optionee's bonus compensation, if any, in effect immediately prior to the date of the Change in Control (subject to applicable performance requirements with respect to the actual amount of bonus compensation earned by the Optionee); or

                   (iv) any failure by the Participating Company Group to (1) continue to provide the Optionee with the opportunity to participate, on terms no less favorable than those in effect for the benefit of any employee or service provider group which customarily includes a person holding the employment or service provider position or a comparable position with the Participating Company Group then held by the Optionee, in any benefit or compensation plans and programs, including, but not limited to, the Participating Company Group's life, disability, health, dental, medical, savings, profit sharing, stock purchase and retirement plans, if any, in which the Optionee was participating immediately prior to the date of the Change in Control, or their equivalent, or (2) provide the Optionee with all other fringe benefits (or their equivalent) from time to time in effect for the benefit of any employee or service provider group which customarily includes a person holding the employment or service provider position or a comparable position with the Participating Company Group then held by the Optionee.

        8. CHANGE IN CONTROL.

           8.1 DEFINITIONS.

               (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party;
(iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

               (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "TRANSACTION") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 8.1(a)(iii), the corporation or other business entity to which the assets of the Company were transferred (the "TRANSFEREE"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

           8.2 EFFECT OF CHANGE IN CONTROL ON OPTION. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "ACQUIRING CORPORATION"), may, without the consent of the Optionee, either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. In the event the Acquiring Corporation elects not to assume or substitute for the outstanding Options in connection with the Change in Control, and provided that the Optionee's Service has not terminated prior to such date, the Vested Ratio shall be deemed to be increased for two (2) full years of Service if the Optionee has been in Service for at least two (2) years and shall be deemed to be increased for four (4) years of Service if the Optionee has been in Service for at least five (5) years of Service. Any vesting of the Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of
Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Committee otherwise provides in its discretion.

        9. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

        In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Committee may unilaterally amend the Option to provide that the Option is exercisable for New

Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Committee, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded down to the nearest whole number, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Committee pursuant to this Section 9 shall be final, binding and conclusive.

        10. RIGHTS AS A SHAREHOLDER, EMPLOYEE OR CONSULTANT.

        The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee's employment is "at will" and is for no specified term. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

        11. UNVESTED SHARE REPURCHASE OPTION.

            11.1 GRANT OF UNVESTED SHARE REPURCHASE OPTION. In the event the Optionee's Service with the Participating Company Group is terminated for any reason or no reason, with or without cause, or, if the Optionee, the Optionee's legal representative, or other holder of shares acquired upon exercise of the Option attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change Event) any Unvested Shares, as defined in Section 11.2 below (the "UNVESTED SHARES"), the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this Section 11 (the "UNVESTED SHARE REPURCHASE OPTION").

            11.2 UNVESTED SHARES DEFINED. The "UNVESTED SHARES" shall mean, on any given date, the number of shares of Stock acquired upon exercise of the Option which exceed the Vested Shares determined as of such date.

            11.3 EXERCISE OF UNVESTED SHARE REPURCHASE OPTION. The Company may exercise the Unvested Share Repurchase Option by written notice to the Optionee within sixty (60) days after (a) termination of the Optionee's Service (or exercise of the Option, if later) or (b) the Company has received notice of the attempted disposition of Unvested Shares. If the Company fails to give notice within such sixty (60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and the Optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase Option must be exercised, if at all, for all of the Unvested Shares, except as the Company and the Optionee otherwise agree.

            11.4 PAYMENT FOR SHARES AND RETURN OF SHARES TO COMPANY. The purchase price per share being repurchased by the Company shall be an amount equal to the Optionee's original cost per share, as adjusted pursuant to Section 9 (the "REPURCHASE PRICE"). The Company shall pay the aggregate Repurchase Price to the Optionee in cash within thirty (30) days after the date of the written notice to the Optionee of the Company's exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any purchase money indebtedness of the Optionee to any Participating Company for the shares shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. The shares being repurchased shall be delivered to the Company by the Optionee at the same time as the delivery of the Repurchase Price to the Optionee.

            11.5 ASSIGNMENT OF UNVESTED SHARE REPURCHASE OPTION. The Company shall have the right to assign the Unvested Share Repurchase Option at any time, whether or not such option is then exercisable, to one or more persons as may be selected by the Company.

            11.6 OWNERSHIP CHANGE EVENT. Upon the occurrence of an Ownership Change Event, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of Unvested Shares shall be immediately subject to the Unvested Share Repurchase Option and included in the terms "Stock" and "Unvested Shares" for all purposes of the Unvested Share Repurchase Option with the same force and effect as the Unvested Shares immediately prior to the Ownership Change Event. While the aggregate Repurchase Price shall remain the same after such Ownership Change Event, the Repurchase Price per Unvested Share upon exercise of the Unvested Share Repurchase Option following such Ownership Change Event shall be adjusted as appropriate. For purposes of determining the Vested Shares following an Ownership Change Event, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event.

        12. VESTED SHARE REPURCHASE OPTION.

            12.1 GRANT OF VESTED SHARE REPURCHASE OPTION. Except as provided in
Section 12.4 below, in the event of the occurrence of any Repurchase Event, as defined below, the Company shall have the right to repurchase the shares acquired by the Optionee pursuant to the Option (the "Repurchase Shares") under the terms and subject to the conditions set forth in this Section 12 (the "Vested Share Repurchase Option"). Each of the following events shall constitute a "Repurchase Event":

                  (a) Termination of the Optionee's Service for any reason or no reason, with or without cause, including death or Disability. The Repurchase Period, as defined below, shall commence on the date of termination of the Optionee's Service.

                  (b) The Optionee, the Optionee's legal representative, or other holder of shares acquired upon exercise of the Option attempts to sell, exchange, transfer, pledge, or otherwise dispose of any Repurchase Shares without complying with the provisions of Section 11. The Repurchase Period, as defined below, shall commence on the date the Company receives actual notice of such attempted sale, exchange, transfer, pledge or other disposition.

                  (c) The receivership, bankruptcy or other creditor's proceeding regarding the Optionee or the taking of any of the Optionee's shares of Stock by legal process, such as a levy of execution. The Repurchase Period, as defined below, shall commence on the date the Company receives actual notice of the commencement of pendency of the receivership, bankruptcy or other creditor's proceeding or the date of such taking, as the case may be. The Fair Market Value of the Repurchase Shares shall be determined as of the last day of the month preceding the month in which the proceeding involved commenced or the taking occurred.

                  (d) The Optionee violates any provision of Section 13 or the Company can reasonably anticipate that the Optionee will violate any provision of Section 13. The Repurchase Period, as defined below, shall commence on the date of the violation or when the Company reasonably determines such a violation may occur.

            12.2 EXERCISE OF VESTED SHARE REPURCHASE OPTION. The Company may exercise the Vested Share Repurchase Option by written notice to the Optionee, the Optionee's legal representative, or other holder of the Repurchase Shares, as the case may be, during the Repurchase Period. The "Repurchase Period" shall be the period commencing at the time set forth in Section 12.1 above and ending on the later of (a) the date ninety (90) days after the commencement of the Repurchase Period or (b) the date ninety (90) days after the Option is last exercised. If the Company fails to give notice during the Repurchase Period, the Vested Share Repurchase Option shall terminate (unless the Company and the Optionee have extended the time for the exercise of the Vested Share Repurchase Option) unless and until there is a subsequent Repurchase Event. Notwithstanding a termination of the Vested Share Repurchase Option, the remaining provisions of this Option Agreement shall remain in full force and effect, including, without limitation, the Right of First Refusal set forth in Section 13. If there is a subsequent Repurchase Event, the Vested Share Repurchase Option shall again become exercisable as provided in this Section 12. The Vested Share Repurchase Option must be exercised, if at all, for all of the Repurchase Shares, except as the Company and the Optionee otherwise agree.

            12.3 PAYMENT FOR REPURCHASE SHARES. The repurchase price per share being repurchased by the Company pursuant to the Vested Share Repurchase Option shall be an amount equal to the Fair Market Value of the shares determined as of the date of the Repurchase Event (except as otherwise provided in Section 12.1(c) above) by the Committee in good faith. Payment by the Company to the Optionee shall be made in cash on or before the last day of the Repurchase Period. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to the Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

            12.4 TRANSFERS NOT SUBJECT TO VESTED SHARE REPURCHASE OPTION. The Vested Share Repurchase Option shall not apply to any transfer or exchange of shares acquired upon exercise of the Option if such transfer or exchange is in connection with an Ownership Change Event. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration will remain subject to the Vested Share Repurchase Option unless the provisions of Section 12.6 below result in a termination of the Vested Share Repurchase Option. Furthermore, the Vested Share Repurchase Option shall not apply to a transfer to the Optionee's ancestors, descendants, or spouse or to a custodian or trustee solely for the benefit of the Optionee or the Optionee's ancestors, descendants, or spouse; provided, however, that such transferee shall agree in writing (in a form satisfactory to the Company) to receive and hold the shares transferred to the transferee subject to all the terms and conditions of this Option Agreement, including this Section 12 providing for a Vested Share Repurchase Option with respect to any subsequent transfer.

            12.5 ASSIGNMENT OF VESTED SHARE REPURCHASE OPTION. The Company shall have the right to assign the Vested Share Repurchase Option at any time, whether or not such option is then exercisable, to one or more persons as may be selected by the Company.

            12.6 EARLY TERMINATION OF VESTED SHARE REPURCHASE OPTION. The other provisions of this Option Agreement notwithstanding, the Vested Share Repurchase Option shall terminate and be of no further force and effect upon (a) the occurrence of a Change in Control, unless the Acquiring Corporation assumes the Company's rights and obligations under the Option or substitutes a substantially equivalent option for the Acquiring Corporation's stock for the Option, or (b) the existence of a public market, as defined in Section 13.9, for the class of shares subject to the Vested Share Repurchase Option.

        13. RIGHT OF FIRST REFUSAL.

            13.1 GRANT OF RIGHT OF FIRST REFUSAL. Except as provided in Section
13.7 below, in the event the Optionee, the Optionee's legal representative, or other holder of shares acquired upon exercise of the Option proposes to sell, exchange, transfer, pledge, or otherwise dispose of any Vested Shares (the "TRANSFER SHARES") to any person or entity, including, without limitation, any shareholder of a Participating Company, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 13 (the "RIGHT OF FIRST REFUSAL").

            13.2 NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of the Transfer Shares, the Optionee shall deliver written notice (the "TRANSFER NOTICE") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "PROPOSED TRANSFEREE") and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares, as determined by the Committee in good faith. If the Optionee proposes to transfer any Transfer Shares to more than one Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

            13.3 BONA FIDE TRANSFER. If the Company determines that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee's failure to comply with the procedure described in this Section 13, and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this Section 13. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

            13.4 EXERCISE OF RIGHT OF FIRST REFUSAL. If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

            13.5 FAILURE TO EXERCISE RIGHT OF FIRST REFUSAL. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Optionee otherwise agree) within the period specified in
Section 13.4 above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this Section 13.

            13.6 TRANSFEREES OF TRANSFER SHARES. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Option Agreement, including this Section 13 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this
Section 13 are met.

            13.7 TRANSFERS NOT SUBJECT TO RIGHT OF FIRST REFUSAL. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired upon exercise of the Option if such transfer or exchange is in connection with an Ownership Change Event. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section 13.9 below result in a termination of the Right of First Refusal.

            13.8 ASSIGNMENT OF RIGHT OF FIRST REFUSAL. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.

            13.9 EARLY TERMINATION OF RIGHT OF FIRST REFUSAL. The other provisions of this Option Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (a) the occurrence of a Change in Control, unless the Acquiring Corporation assumes the Company's rights and obligations under the Option or substitutes a substantially equivalent option for the Acquiring Corporation's stock for the Option, or (b) the existence of a public market for the class of shares subject to the Right of First Refusal. A "PUBLIC MARKET" shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Exchange
Act) or (ii) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

        14. S CORPORATION STATUS.

            14.1 EFFECT OF S CORPORATION STATUS ON OPTION. The Optionee acknowledges that the Company has elected to be classified as an S Corporation for federal and state income tax purposes and, following the exercise of the Option with respect to all or any part of the shares of Stock subject to the Option, agrees to provide to the Company, immediately upon the Company's request, such properly signed consents or other documents as, in the opinion of counsel for the Company, may be necessary or useful to maintaining the Company's status as an S Corporation. Except with the written consent of the Company specifically referring to this Section 14, the following provisions set forth in this Section 14 (the "S CORPORATION PROVISIONS") shall apply to the exercise of the Option and the shares of Stock acquired upon exercise of the Option until such time as the Company ceases to qualify as an S Corporation. The Optionee further acknowledges that the Company may elect at any time to terminate its classification as an S Corporation and agrees to provide to the Company, immediately upon the Company's request, such properly signed consents or other documents as, in the opinion of counsel for the Company, may be necessary or useful in assisting the Company to terminate its status as an S Corporation.

            14.2 METHOD OF EXERCISE.

                  (a) ADVANCE NOTICE OF INTENT TO EXERCISE. The Optionee shall give written notice (the "ADVANCE NOTICE") of the Optionee's intent to exercise the Option, which must be received by the Company at least thirty (30) days prior to the date on which such exercise is proposed to be effective (the "PROPOSED EXERCISE DATE") and at least thirty (30) days prior to the termination of the Option (as provided in Section 6). The Advance Notice shall be in a form approved by the Company and must state the election to exercise the Option, the Proposed Exercise Date, the number of whole shares of Stock for which the Option is to be exercised, such information as required by the Company to enable the Company to determine whether the proposed exercise of the Option may cause the Company to cease to qualify as an S Corporation, and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The Advance Notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Vice President of Finance and Information Technology of the Company, or other authorized representative of the Participating Company Group. Except as otherwise permitted by the Company, the Optionee's failure to comply with the requirements of this Section 14.2(a) shall extend the Proposed Exercise Date to a date at least thirty (30) days following the Company's receipt of an Advance Notice which complies in full with such requirements. If the Proposed Exercise Date, as extended pursuant to the preceding sentence, would follow the termination of the Option as provided in Section 6, the Option shall terminate at the time provided in Section 6, and the Company shall not be required to make any payment to the Optionee that would otherwise be required pursuant to Section 14.2(b) below. The provisions of this Section 14.2 shall cease to apply as provided in Section 14.7 below, and thereafter the Option may be exercised pursuant to Section 4.2(b) above.

                  (b) GRANT OF OPTION REDEMPTION RIGHT. If, following its receipt of the Optionee's Advance Notice, the Company determines, in its sole discretion, that the Optionee's exercise of the Option may cause the Company to cease to qualify as an S Corporation, the Company shall so notify the Optionee (a "DISALLOWANCE NOTICE") no later than fifteen (15) days prior to the Proposed Exercise Date. Following receipt of a Disallowance Notice, the Optionee may withdraw the Optionee's Advance Notice by delivering written notice of such withdrawal in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Vice President of Finance and Information Technology of the Company, or other authorized representative of the Participating Company Group. Such notice of withdrawal must be received by the Company no later than five (5) days prior to the Proposed Exercise Date. If the Optionee does not so withdraw the Optionee's Advance Notice, the Company shall have the right (the "OPTION REDEMPTION RIGHT") to cancel the Option for the number of vested shares set forth in the Optionee's Advance Notice in exchange for payment to the Optionee of an amount equal to the excess, if any, of (i) the Fair Market Value, determined as of the Proposed Exercise Date by the Company in good faith, of the number of vested shares of Stock set forth in the Optionee's Advance Notice over
(ii) the aggregate Exercise Price for such shares (the "OPTION REDEMPTION PRICE"). If the Company elects to exercise its Option Redemption Right, it shall give the Optionee written notice of such election prior to the Proposed Exercise Date. The Optionee hereby agrees that the Company may withhold from the Option Redemption Price, or the Optionee shall otherwise make adequate provision for, the foreign, federal, state and local tax withholding obligations of the Participating Company Group, if any, which arise in connection with the payment of the Option Redemption Price. If the Company exercises its Option Redemption Right, the Company shall cancel the Option, effective as of the Proposed Exercise Date, for the number of vested shares of Stock set forth in the Optionee's Advance Notice and shall pay the Option Redemption Price (reduced by any applicable withholding tax) to the

Optionee in cash within thirty (30) days following the Proposed Exercise Date. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to the Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

                  (c) FAILURE TO EXERCISE OPTION REDEMPTION RIGHT. If, following receipt of the Optionee's Advance Notice, the Company does not give the Optionee a Disallowance Notice or otherwise does not exercise the Option Redemption Right, the Optionee may exercise the Option effective as of the Proposed Exercise Date by delivering to the Company on the Proposed Exercise Date (but in any event no later than the termination of the Option as provided in Section 6)
(i) full payment of the aggregate Exercise Price for the number of shares of Stock being purchased, as set forth in the Optionee's Advance Notice, and (ii) an executed copy, if required herein, of the then current forms of escrow and security agreements referenced in this Option Agreement. If the Optionee fails to deliver full payment of the aggregate Exercise Price for the number of shares of Stock being purchased on the Proposed Exercise Date, the Optionee may only exercise the Option by again complying with the requirements of Section 14.2(a).

                  (d) RESTRICTION ON TRANSFER. No transfer of any shares acquired by the Optionee pursuant to the Option, whether voluntary or involuntary, shall be effective unless all of the Optionee's shares are transferred to one transferee and such transferee is a permitted shareholder of an S Corporation (a "PERMITTED TRANSFEREE"). Thus, for example, in the event of a divorce of the Optionee, the former spouse of the Optionee may be awarded the Optionee's shares of stock if and only if the former spouse is a Permitted Transferee and the former spouse is awarded all of the shares held by the Optionee.

           14.3 RESTRICTION ON OTHER ACTION. The Optionee shall not take any action or fail to take any action which shall result in the Company being unable to maintain the Company's status as an S Corporation. This provision shall require, without limitation, that the Optionee notify the Company prior to the Optionee ceasing to qualify as an eligible shareholder of an S Corporation and permit the Company to repurchase all shares of stock owned by the Optionee on the terms set forth in Sections 14.2-14.5 hereof. For purposes of the preceding sentence, the Repurchase Period shall be deemed to commence on the date the Company receives actual notice that the Optionee will cease to qualify as an eligible shareholder of an S Corporation.

           14.4 TRANSFER BY TRUST. If any transfer by the Optionee is by operation of law or by right of succession under a revocable trust, the transferees shall be obligated to make such transfers as shall reasonably be necessary, in the opinion of counsel for the Company, to avoid termination of the Company's status as an S Corporation.

           14.5 OTHER RESTRICTIONS. The provisions of this Section 14 are in addition to the provisions of Sections 11, 12 and 13 hereof. By way of example and not limitation, a transfer by divorce or otherwise to a Permitted Transferee pursuant to this Section 14 shall be subject to the Right of First Refusal set forth in Section 13 hereof.

           14.6 TERMINATION OF RESTRICTIONS. The restrictions imposed by this
Section 14 shall terminate upon the occurrence of the first of any of the following events: (i) the written agreement of the Company and the Optionee terminating such restrictions, (ii) the bankruptcy, receivership or complete dissolution of the Company, (iii) the existence of a public market, as defined in Section 13.9, for the class of shares subject to the S Corporation Provisions, or (iv) a termination of the Company's S Corporation status pursuant to Section 1362(d) of the Code.

        15. ESCROW.

            15.1 ESTABLISHMENT OF ESCROW. To ensure that shares subject to the Unvested Share Repurchase Option, the Vested Share Repurchase Option and the Right of First Refusal will be available for repurchase and that the S Corporation Provisions will be followed, the Company may require the Optionee to deposit the certificate evidencing the shares which the Optionee purchases upon exercise of the Option with an agent designated by the Company under the terms and conditions of escrow and security agreements approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate in escrow. Upon the occurrence of an Ownership Change Event or a change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of shares of Stock acquired upon exercise of the Option that remain, following such Ownership Change Event or change described in
Section 9, subject to the Unvested Share Repurchase Option, the Right of First Refusal, the Vested Share Repurchase Option and the S Corporation Provisions shall be immediately subject to the escrow to the same extent as such shares of Stock immediately before such event. The Company shall bear the expenses of the escrow.

            15.2 DELIVERY OF SHARES TO OPTIONEE. As soon as practicable after the expiration of the Unvested Share Repurchase Option, but not more frequently than twice each calendar year, the escrow agent shall deliver to the Optionee the shares and any other property no longer subject to such restriction.

            15.3 NOTICES AND PAYMENTS. In the event the shares and any other property held in escrow are subject to the Company's exercise of the Unvested Share Repurchase Option, the Vested Share Repurchase Option, or the Right of First Refusal, the notices required to be given to the Optionee shall be given to the escrow agent, and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares and any other property which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

        16. STOCK DISTRIBUTIONS SUBJECT TO OPTION AGREEMENT.

        If, from time to time, there is any stock dividend, stock split or other change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option, the Right of First Refusal, the Vested Share Repurchase Option, and the S Corporation Provisions, with the same force and effect as the shares subject to the Unvested Share Repurchase Option, the Right of First Refusal, the Vested Share Repurchase Option, and the S Corporation Provisions immediately before such event.

        17. NOTICE OF SALES UPON DISQUALIFYING DISPOSITION.

        The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, if the Notice designates this Option as an Incentive Stock Option, the Optionee shall (a) promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year after the date the Optionee exercises all or part of the Option or within two (2) years after the Date of Option Grant and (b) provide the Company with a description of the circumstances of such disposition. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, unless otherwise expressly authorized by the Company, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Option Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

        18. LEGENDS.

        The Company may at any time place legends referencing the Unvested Share Repurchase Option, the Right of First Refusal, and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

            18.1 "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

            18.2 "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

            18.3 "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

            18.4 "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

            18.5 "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("ISO"). IN ORDER TO OBTAIN THE PREFERENTIAL TAX TREATMENT AFFORDED TO ISOs, THE SHARES SHOULD NOT BE TRANSFERRED PRIOR TO [INSERT DISQUALIFYING DISPOSITION DATE HERE]. SHOULD THE REGISTERED HOLDER ELECT TO TRANSFER ANY OF THE SHARES PRIOR TO THIS DATE AND FOREGO ISO TAX TREATMENT, THE TRANSFER AGENT FOR THE SHARES SHALL NOTIFY THE CORPORATION IMMEDIATELY. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE INCENTIVE STOCK OPTION IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE OR UNTIL TRANSFERRED AS DESCRIBED ABOVE."

        19. LOCK-UP AGREEMENT.

        The Optionee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act.

        20. RESTRICTIONS ON TRANSFER OF SHARES.

        No shares acquired upon exercise of the Option may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Optionee), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Option Agreement and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Option Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

        21. ADDITIONAL AGREEMENTS.

        As a condition to receiving the Options or exercising the Options, the Optionee understands that he or she may be required to execute additional agreements, such as an Employee Confidentiality and Proprietary Rights Assignment Agreement. Any benefits hereunder are conditioned on the Optionee executing any such additional agreements as may be required by the Company.

        22. MISCELLANEOUS PROVISIONS.

            22.1 BINDING EFFECT. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

            22.2 TERMINATION OR AMENDMENT. The Committee may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation or is required to enable the Option, if designated an Incentive Stock Option in the Notice, to qualify as an Incentive Stock Option. No amendment or addition to this Option Agreement shall be effective unless in writing.

            22.3 NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

            22.4 INTEGRATED AGREEMENT. The Notice, this Option Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Notice and the Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

            22.5 APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of Washington as such laws are applied to agreements between Washington residents entered into and to be performed entirely within the State of Washington.

            22.6 COUNTERPARTS. The Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                        TELECT, INC.


                                        By:
                                           ------------------------------------

                                        Title:
                                              ---------------------------------

                                        Address:  2111 N. Molter Road
                                                  P.O. Box 665
                                                  Liberty Lake, WA  99019-0665

        The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Unvested Share Repurchase Option set forth in Section 11, the Vested Share Repurchase Option set forth in
Section 12, the Right of First Refusal set forth in Section 13, and the S Corporation Provisions set forth in Section 14 and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Option Agreement.


                                           OPTIONEE


Date:
      ------------------------------       ------------------------------------
                                           Optionee Address:

                                           ------------------------------------

                                           ------------------------------------

[  ] Incentive Stock Option                Optionee:___________________________
[  ] Nonstatutory Stock Option
                                                    Date:______________________


                          STOCK OPTION EXERCISE NOTICE
                            (IMMEDIATELY EXERCISABLE)


Telect, Inc.
Attention: Vice President of Finance and Information Technology
2111 N. Molter Road
P.O. Box 665
Liberty Lake, WA  99019-0665

Ladies and Gentlemen:

        1. OPTION. I was granted an option (the "OPTION") to purchase shares of the common stock (the "SHARES") of Telect, Inc. (the "COMPANY") pursuant to the Company's 2000 Equity Incentive Plan (the "PLAN"), my Notice of Grant of Stock Option (the "NOTICE") and my Stock Option Agreement (the "OPTION AGREEMENT") as follows:

           Grant Number:                             __________________________

           Date of Option Grant:                     __________________________

           Number of Option Shares:                  __________________________

           Exercise Price per Share:                 $_________________________

        2. EXERCISE OF OPTION. I hereby elect to exercise the Option to purchase the following number of Shares:

           Vested Shares:                            __________________________

           Unvested Shares:                          __________________________

           Total Shares Purchased:                   __________________________

           Total Exercise Price (Total Shares  X
           Price per Share)                          $_________________________

        3. PAYMENTS. I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Option Agreement:

           [  ]  Cash:                               $_________________________

           [  ]  Check:                              $_________________________

           [  ]  Promissory Note:                    Contact Plan Administrator

           [  ]  Tender of Company Stock:            Contact Plan Administrator

           [  ]  Cashless exercise (same-day sale):  Contact Plan Administrator

        4. TAX WITHHOLDING. I authorize payroll withholding and otherwise will make adequate provision for the federal, state, local and foreign tax withholding obligations of the Company, if any, in connection with the Option. If I am exercising a Nonstatutory Stock Option, I enclose payment in full of my withholding taxes, if any, as follows:

               (CONTACT PLAN ADMINISTRATOR FOR AMOUNT OF TAX DUE.)

           [  ]  Cash:                              $__________________________

           [  ]  Check:                             $__________________________

        5. OPTIONEE INFORMATION.

           My address is:______________________________________________________

                         ______________________________________________________

           My Social Security Number is:_______________________________________

        6. NOTICE OF DISQUALIFYING DISPOSITION. If the Option is an Incentive Stock Option, I agree that I will promptly notify the Vice President of Finance and Information Technology of the Company if I transfer any of the Shares within one (1) year from the date I exercise all or part of the Option or within two
(2) years of the Date of Option Grant.

        7. BINDING EFFECT. I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Option Agreement, including the Unvested Share Repurchase Option and the Right of First Refusal set forth therein, to all of which I hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon the my heirs, executors, administrators, successors and assigns. If required by the Company, I agree to deposit the certificate(s) evidencing the Shares, along with a blank stock assignment separate from certificate executed by me, with an escrow agent designated by the Company, to be held pursuant to the Company's standard Joint Escrow Instructions.

        8. TRANSFER. I understand and acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act, an exemption from such registration is available, or they are sold in accordance with Rule 144 or Rule 701 under the Securities Act. I further understand and acknowledge that the Company is under no obligation to register the Shares. I understand that the certificate or certificates evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company.

        I am aware that Rule 144 under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied. I understand that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon request.

        9. ELECTION UNDER SECTION 83(B) OF THE CODE. I understand and acknowledge that if I am exercising the Option to purchase Unvested Shares (i.e., shares that remain subject to the Company's Unvested Share Repurchase Option), that I should consult with my tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date on which I exercise the Option. I acknowledge that I have been advised to consult with a tax advisor prior to the exercise of the Option regarding the tax consequences to me of exercising the Option. AN ELECTION UNDER SECTION 83(b) MUST BE FILED WITHIN 30 DAYS AFTER THE DATE ON WHICH I PURCHASE SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. I ACKNOWLEDGE THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS MY SOLE RESPONSIBILITY, EVEN IF I REQUEST THE COMPANY OR ITS REPRESENTATIVES TO FILE SUCH ELECTION ON MY BEHALF.

        I understand that I am purchasing the Shares pursuant to the terms of the Plan, the Notice and my Option Agreement, copies of which I have received and carefully read and understand.


                                                     Very truly yours,


                                                     __________________________
                                                     (Signature)

Receipt of the above is hereby acknowledged.

TELECT, INC.


By:__________________________
Title:_______________________
Dated:_______________________

                                                      Date:_____________________


                      ADVANCE NOTICE OF INTENT TO EXERCISE

Telect, Inc.
Attention: Vice President of Finance and Information Technology
2111 N. Molter Road
P.O. Box 665
Liberty Lake, WA 99019-0665

Ladies and Gentlemen:

        1. Notice of Intent to Exercise Option. The undersigned optionee (the "OPTIONEE") was granted a stock option (the "OPTION") to purchase shares of the common stock of Telect, Inc. (the "COMPANY") on __________________, 20___, pursuant to the Company's 2000 Equity Incentive Plan and a Stock Option Agreement dated ______________, 20___ (the "OPTION AGREEMENT"). Pursuant to
Section 13.2(a) of the Option Agreement, the Optionee hereby provides notice of the Optionee's intent to exercise on ___________, 20___ (the "PROPOSED EXERCISE DATE") the Option as to ___________ whole shares of the common stock of the Company, all of which will have become vested under the terms of the Option Agreement as of the Proposed Exercise Date (the "SHARES"). (THE DATE ENTERED IN THE PRECEDING SENTENCE MUST BE (I) AT LEAST THIRTY (30) DAYS AFTER THE DATE THIS ADVANCE NOTICE OF INTENT TO EXERCISE WILL BE RECEIVED BY THE VICE PRESIDENT OF FINANCE AND INFORMATION TECHNOLOGY OF COMPANY IN THE MANNER REQUIRED BY THE OPTION AGREEMENT AND (II) NO LATER THAN THE OPTION EXPIRATION DATE SET FORTH IN THE OPTION AGREEMENT.)

        2. Protection of Company's Status as an S Corporation. The Optionee acknowledges and understands that the Company has elected to be treated as an S Corporation within the meaning of Section 1361 of the Internal Revenue Code of 1986, as amended (an "S CORPORATION"). Following its receipt of this Advance Notice, the Company, in its sole discretion, may determine to prohibit the Optionee's exercise of the Option by giving the Optionee written notice (a "DISALLOWANCE NOTICE") of such determination no later than fifteen (15) days prior to the Proposed Exercise Date.

        Following receipt of a Disallowance Notice, the Optionee acknowledges and understands that the Optionee may withdraw this Advance Notice (i.e., withdraw the election to exercise the Option on the Proposed Exercise Date) by delivering written notice of such withdrawal in person or by certified or registered mail, return receipt requested, to the Vice President of Finance and Information Technology of the Company. Such notice of withdrawal must be received by the Company at least five (5) days prior to the Proposed Exercise Date. If the Optionee does not so withdraw this Advance Notice, the Optionee acknowledges and understands that the Company may decline to permit the exercise of the Option, and may instead exercise its Option Redemption Right (as described in Section 13.2 of the Option Agreement) and cancel the Option for the number of Shares set forth above which are vested under the terms of the Option Agreement.

        3. Exercise of Option. If, following receipt of this Advance Notice, the Company does not deliver a Disallowance Notice to the Optionee or otherwise does not exercise its Option

Redemption Right, the Optionee may exercise the Option effective as of the Proposed Exercise Date (a) by delivering to the Vice President of Finance and Information Technology of the Company on the Proposed Exercise Date full payment of the aggregate purchase price for the Shares, and (b) by otherwise complying with Section 4 of the Option Agreement.

        4. Payments. Payment of the Option purchase price for the Shares will be made in the aggregate amount of $____________ (representing $_____ per share) in a form permitted by the Option Agreement. The Optionee hereby authorizes payroll withholding and otherwise will make adequate provision for federal, state, local and foreign tax withholding obligations of the Company, if any.

        5. Optionee Representations. The Optionee represents and warrants that the Optionee is over eighteen (18) years of age and that the Optionee is purchasing the Shares solely for the Optionee's own account, and not on behalf of any other person or as a nominee, for investment and not with a view to, or for sale in connection with, any distribution of the Shares. The Optionee further represents that the Optionee does not have any present intention of selling, offering to sell, or otherwise disposing of or distributing the Shares or any portion thereof; and that the entire legal and beneficial interest in the Shares the Optionee is purchasing is being purchased for, and will be held for the account of, the Optionee only and neither in whole nor in part for any other person.

        6. Transfer Restrictions. The Optionee acknowledges and understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act, an exemption from such registration is available, or they are sold in accordance with Rule 144 or Rule 701. The Optionee further acknowledges and understands that the Company is under no obligation to register the Shares. The Optionee understands that the certificate or certificates evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company.

        The Optionee is aware that Rule 144, promulgated under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied. The Optionee understands that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to the Optionee upon request.

        7. Binding Effect. The Optionee agrees that the Shares are being acquired by the Optionee in accordance with and subject to the terms, provisions and conditions of the Plan and the Option Agreement, including the Company's right of repurchase and right of first refusal set forth in Sections 11, 12 and 13 and the S Corporation Provisions set forth in the Option Agreement, to all of which the Optionee hereby expressly assents. This Agreement shall inure to the benefit of and be binding upon the Optionee's heirs, executors, administrators, successors and assigns.

        The Optionee's address of record is:

                 _______________________________________________

                 _______________________________________________

                 _______________________________________________

and the Optionee's Social Security Number is:  ______________________

        The Optionee acknowledges that the Optionee has been advised to consult with a tax advisor prior to the exercise of the Option regarding the tax consequences to the Optionee of this proposed exercise of the Option.



                                                     Very truly yours,


                                                     __________________________
                                                     (Signature)

                                                     __________________________
                                                     (Holder's Name Printed)

Receipt of the above is acknowledged.

Telect, Inc.

By:__________________________

Title:_______________________

Dated:_______________________